UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2015

SOUTH JERSEY INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037

(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Marina Energy, LLC (“Marina”) is a wholly-owned subsidiary of South Jersey Energy Solutions, LLC, which itself is a wholly-owned subsidiary of South Jersey Industries, Inc. (“SJI”). Marina and its unaffiliated joint venture partner each own 50% of the equity interests of Energenic-US, LLC (“Energenic”), which owns and operates a number of on-site energy projects (“Projects”).

    On December 31, 2015, Energenic, Marina and its joint venture partner entered into two Equity Distribution and Purchase Agreements (each, an “EDPA” and collectively, the “EDPAs”), pursuant to which Marina became the sole owner of six of the Energenic Projects and its joint venture partner became the sole owner of seven other Energenic Projects. In addition, the joint venture partner provided an $18.2 million note payable to Marina. The note, and other existing obligations of the joint venture partner to Marina, are collateralized by security interests in various energy project assets owned by the joint venture partner as well as personal guaranties from its principals.

As part of the transaction, each party is relieved of any guarantees related to the Projects in which it no longer has an ownership interest.

Marina’s investment in Energenic has been accounted for under the equity method of accounting. As such, Marina’s share of the equity value of the Projects has been included within “Investment in Affiliates” on SJI’s consolidated balance sheets and Marina’s share of the loss or earnings from the Projects has been included within “Equity in (Loss) Earnings of Affiliated Companies” on SJI’s statements of consolidated income. Upon entering into the EDPAs, the assets and liabilities of the Projects that are wholly owned by Marina will be consolidated into SJI’s consolidated balance sheets as of December 31, 2015 and the respective results from operations and cash flows will be consolidated into SJI’s statements of consolidated income and cash flows beginning in 2016.

Copies of the EDPAs are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8‑K and are incorporated by reference into this Item 1.01. The foregoing summary of the EDPAs is qualified in its entirety by reference to the text of the EDPAs filed herewith.

Item 7.01. Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
On January 7, 2016 SJI issued a press release describing the equity distribution and purchase transactions that occurred on December 31, 2015 with Marina, Energenic and its joint venture partner.  A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Equity Distribution and Purchase Agreement, dated as of December 31, 2015, by and among Energenic-US, LLC and Marina Energy, LLC (as Purchaser) and DCO Energy, LLC (as Seller).

10.2	Equity Distribution and Purchase Agreement, dated as of December 31, 2015, by and among Energenic-US, LLC and DCO Energy, LLC (as Purchaser) and Marina Energy, LLC (as Seller).

99	Press release dated January 7, 2016, issued by South Jersey Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Dated: January 7, 2016	By:	/s/ Stephen H. Clark
Name: Stephen H. Clark Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.    Description_____________________________________________________

10.1	Equity Distribution and Purchase Agreement, dated as of December 31, 2015, by and among Energenic-US, LLC and Marina Energy, LLC (as Purchaser) and DCO Energy, LLC (as Seller).

10.2	Equity Distribution and Purchase Agreement, dated as of December 31, 2015, by and among Energenic-US, LLC and DCO Energy, LLC (as Purchaser) and Marina Energy, LLC (as Seller).

99	Press release dated January 7, 2016, issued by South Jersey Industries, Inc.